TANAKA LOGO INSERTED HERE
                               TANAKA Growth Fund








                                  ANNUAL REPORT
                                November 30, 2000








                               TANAKA Growth Fund
                           230 Park Avenue - Suite 960
                               New York, NY 10169
                                 (212) 490-3380
                                tanaka@tanaka.com

                            TANAKA LOGO INSERTED HERE
                               TANAKA Growth Fund
                           230 Park Avenue - Suite 960
                               New York, NY 10169
                                 (212) 490-3380
                                                              December 15, 2000

Dear TANAKA Growth Fund Shareholder:

          We feel fortunate to have held on to some of our gains, and still have positive returns for the trailing twelve months through the end of November, in an environment where most growth funds are well into negative territory. This market speed bump has slowed us down, but the "Digital Revolution" has just begun and will drive this "Once a Generation Super Bull Market" for the next several years. The sharp and unexpected slowing of the economy has created what we believe will be the greatest buying opportunity for high quality tech and telecom stocks in this new decade. We are looking across the valley and take comfort knowing that the greatest risks are behind us. We own shares in a variety of superior growth companies that will participate in the new "Era of Prosperity." Thank you for your support as we approach our second anniversary.

                               ANNUAL PERFORMANCE

         For our 11/30/00 fiscal year, the TANAKA Growth Fund enjoyed excellent results. We held up during the Tech and Telecom sell-off mainly because of our diversification and great performance from our specialty pharmaceutical, oil service and specialty insurance holdings.

                               TANAKA Growth Fund
                                  Class R Share
                   Performance Since Inception (12/29/1998) *
    TANAKA Growth
  R Shares $14,375            Russell 2000 $11,137         S&P$500  $10,831
Dec-98    $ 10,000                 $ 10,000                   $  10,000
Feb-99       9,470                    9,577                       9,990
May-99       9,928                   10,753                      10,534
Aug-99      10,556                   10,526                      10,721
Nov-99      13,060                   11,202                      11,314
Feb-00      20,987                   14,296                      11,159
May-00      16,979                   11,819                      11,635
Aug-00      19,469                   13,384                      12,465
Nov-00      14,375                   11,137                      10,831

                   Past performance does not guarantee future
                                    results.

                               TANAKA Growth Fund
                                 Class R Shares

------------------------------ ---------------------------- --------------------------- --------------------------------
                                                     Total Return             Avg. Annual Total Return
                      One Year Total Return     Since Inception 12/29/98          Since Inception
                       11/30/99 - 11/30/00              - 11/30/00              12/29/98 - 11/30/00

TANAKA Class R              +10.19%                      +43.80%                       +20.85%
S&P 500                      -4.27%                       +8.31%                        +4.24%
Russell 2000                 -0.58%                      +11.37%                        +5.76%

------------------------------ ---------------------------- --------------------------- --------------------------------

                                 Class B Shares

------------------------------------------------ ----------------------------------
                                                 Total Return Since Inception*
                                                     12/31/99 - 11/30/00

         Tanaka Class B                                     -15.25%
         Tanaka Class B  (excluding CDSC)                   -10.79%
         S&P 500                                             -9.60%
         Russell 2000                                       -10.69%
                                              *Inception  for Class B Shares  was
                                                            12/31/99
------------------------------------------------ ----------------------------------
                                 Class A Shares
----------------------------------------------- -----------------------------------
                                                 Total Return Since Inception*
                                                       11/9/00 - 11/30/00

       Tanaka Class A                                       -21.22%
       Tanaka Class A (excluding sales charge)              -17.52%
       S&P 500                                               -6.02%
       Russell 2000                                          -9.88%
                                              *Inception  for Class A Shares  was
                                                            11/9/00
------------------------------------------------ ----------------------------------

         * In compliance with SEC guidelines, these results include maximum sales charges and show returns for each of the required periods with capital gains and dividend distributions reinvested. Class B shares are sold with no initial sales charge, but are subject to a Contingent Deferred Sales Charge
(CDSC) of up to 5% if redeemed the first year of the purchase and an annual 12b-1 fee of 1.00%. Class A shares are sold with a maximum initial sales charge of 4.5%.

               Past performance does not guarantee future results.
The Fund is a non-diversified fund. The Fund may be subject to additional risk since it can invest in smaller capitalization companies including technology stocks, and it may invest up to 45% of its net assets in foreign securities, including multinational and emerging market securities. Please read the prospectus carefully before investing as it contains important information. Investment return and principal value fluctuate in response to the activities of individual companies and general market and economic conditions. As a result, an investor's shares when redeemed may be worth more or less than their original cost. Performance shown occurred during a period of generally favorable market conditions that are likely not sustainable. The S&P 500 and Russell 2000 indices are unmanaged and it is therefore not possible to invest directly in them. The performance of the Fund's Class R shares will differ from that of the Fund's Class A shares and Class B shares due to differing sales charge structures and expenses. The inception date for the Fund's Class A shares was 11/9/00. A $10,000 investment as of that date in the Fund's Class A shares would be worth $7,878, or $8,248 without the effect of the 4.5% maximum sales charge, as of 11/30/00. The inception date for the Class B shares was 12/31/99. A $10,000 investment on the inception date would be worth $8,475, or $8,920 without the effect of the maximum deferred sales charge (which is 5% during the first year, declines to 1% in the sixth year and is eliminated thereafter).

                        ECONOMIC OUTLOOK (as of 01/15/01)

         The economy slowed abruptly in November and December, catching even the Federal Reserve by surprise. Holiday retail sales were disappointing, auto sales declined 15-20% and housing sales slowed, due largely to the six hikes in interest rates that started in July of 1999. We are a little surprised that the Fed was caught off guard given several months of slowing employment data. Private payroll growth and the average workweek had been slowing for months. In addition the Fed's 1999-2000 interest rate hikes were effectively heaped on top of the tightening regimen imposed by the Fed in 1994-95 with only a modest reduction in interest rates in 1996 and 1998. Short-term rates at 6.00% are still twice the 1993-94 level.

The Fed Has Been Too Tight For Too Long

         For months, we and others have been saying that the Fed has been too tight with interest rates that are too high relative to secular inflation. In fact, many manufacturers say there is no inflation. We have said that due to heavy investing by Corporate America in high technology equipment, productivity has been surging, reducing the impact of higher wage gains. In fact, one can argue that the moderate 4% rise in wages is not inflationary as workers share in some of the benefits of higher productivity. The problem is that the Fed over the last 12 months has been alternatingly optimistic and cautious on productivity. The truth is that the Fed suspects that productivity is running higher than normal, but they are not sure why, and they are not sure if the period of strong productivity will continue.

The Digital Revolution Has Only Just Begun And So Have Strong Productivity Gains

         We believe that we have entered a 10 to 20 year period of strong productivity gains, rising corporate profits and above average returns on common stocks - especially for those companies contributing to and benefiting from the Digital Revolution. We have done an extensive amount of macroeconomic research on the subject and will publish our findings in a few months. The implications of our findings are possibly greater than our demographic research 18 years ago that allowed us to predict the secular decline in inflation, the public's desire to shift from tangible to financial assets and the resulting "Once-A-Generation Super Bull Market." We will provide more details in a few months, but we have been positioning the Fund to benefit from the coming "New Era of Prosperity."

The Fed Has Temporarily Lost Control Of The Economy - But They'll Get It Right

         The Federal Reserve's interest rate reduction of 50 basis points (1/2 percent) on January 3rd, 2001 was uncharacteristically sudden and reflects a Fed that was caught off guard. They are still smarting, and need to move to lower interest rates at least to the point where short-term rates (now 6.00%) are lower than long-term rates (now 5.12% on 10 year and 5.54% on 30 year Treasuries). The Fed has been late to respond and knows that the longer they wait, the more they have to cut rates later which would magnify the economic cycle. In this Internet Era, the Fed needs to move quickly and they will. GDP growth has decelerated but productivity has remained high, which is very uncharacteristic for the end of a cycle. This is one indication that we are in the midst of a secular rise in productivity. In the end, we believe the Fed will realize that strong productivity gains are working hugely in their favor and will lower rates more quickly than they have in the past.

Tax Cuts And Social Security

         President-elect Bush is moving to reduce tax rates and indeed he should
- but not to stimulate the economy. Federal expenditures have declined from the record high 20-22% of GDP of the 1970's, 80's, and early 1990's to an estimated 18.2% of GDP in 2000. At the same time, Federal Government tax revenues rose from a fairly steady 18% of GDP in the 1970's, 80's, and early 90's to an unprecedented 20.6% of GDP in 2000! The truth is that budgeting discipline and the lower burdens on the government from the booming New Economy are producing record surpluses. The government should lower tax rates for those reasons, not to stimulate the economy out of a recession. Social Security solvency is another matter. We believe that social security reform will be achieved oddly enough because the Congress will be fairly evenly divided which will reduce politics and rancor.

                              INVESTMENT STRATEGIES

         Investors feel real bad, which often marks a bottom in the stock market. We believe the risks are largely behind us as the Fed has finally begun to drop rates. Some Technology stocks have already begun to rebound, and if they continue, we may finally have a January Effect in January. There will be corrections, particularly if the Fed drags its heels. However, there is no doubt that the Fed has started to ease monetary policy, and it always comes in more than one step.

         Higher stock market volatility is a result of many issues that we have discussed such as the concentration of capital in the hands of a few large mutual funds and the increasing importance of the technology sector in the economy and the stock market. We understand that stock volatility is not pleasant, but we believe that it will be well worth it in the end. The technology companies that are the "Enablers and Beneficiaries of the Digital Revolution" will generate an increasing share of value to the consumer and will command a larger share of corporate profits. We feel a lot more confident now that the Fed has started to reduce interest rates and we can "look across the valley" to see the beginning of the next leg of a technology and productivity driven bull market.

         We anticipate that by the end of February the Fund will be eligible for a Nasdaq symbol. This will allow investors to pull up the price on websites that offer quotation services such as YAHOO! Finance. In the meantime, please visit our website, www.tanaka.com for daily NAV's and more information about the Fund.




                                                     Sincerely yours,




                                                     Graham Y. Tanaka, CFA

TANAKA Growth Fund
Schedule of Investments - November 30, 2000

Common Stocks - 93.2%                                                   Shares                    Value

Building Materials Dealers - Retail - 0.5%
Home Depot, Inc.                                                          595                   $ 23,317
                                                                                           -----------------
Commercial Physical & Biological Research - 4.4%
Affymetrix, Inc. (a)                                                    3,230                    190,570
                                                                                           -----------------
Computer Peripheral Equipment - 4.3%
Rainbow Technologies, Inc. (a)                                         10,805                    185,036
                                                                                           -----------------
Computer Programming Services - 1.8%
Amdocs Ltd. (a)                                                         1,450                     78,481
                                                                                           -----------------
Electronic & Other Electrical Equipment & Components - 0.6%
General Electric Co.                                                      510                     25,277
                                                                                           -----------------
Health & Accident Insurance - 2.1%
AFLAC, Inc.                                                             1,320                     92,895
                                                                                           -----------------
Management Consulting Services - 0.9%
Thomas Group, Inc. (a)                                                  6,065                     40,181
                                                                                           -----------------
Measuring & Controlling Devices - 0.8%
Veeco Instruments, Inc. (a)                                             1,055                     33,892
                                                                                           -----------------
Miscellaneous Shopping Goods Stores - 1.5%
Staples, Inc. (a)                                                       5,330                     63,960
                                                                                           -----------------
Oil & Gas Field Exploration Services - 3.4%
Seitel, Inc. (a)                                                       10,570                    147,980
                                                                                           -----------------
Pharmaceutical Preparations - 13.9%
Barr Laboratories, Inc. (a)                                               500                     30,156
Biovail Corp. (a)                                                       5,140                    168,335
K-V Pharmaceutical Co. - Class A (a)                                   10,497                    277,514
Pfizer, Inc.                                                              635                     28,138
Schering-Plough Corp.                                                   1,720                     96,427
                                                                                           -----------------
                                                                                                 600,570
                                                                                           -----------------
Photographic Equipment & Supplies - 3.3%
Concord Camera Corp. (a)                                                6,600                    132,000
Polaroid Corp.                                                          1,600                     12,000
                                                                                           -----------------
                                                                                                 144,000
                                                                                           -----------------
Plastic Product Manufacturing - 0.8%
Deswell Industries, Inc.                                                2,135                     33,359
                                                                                           -----------------
TANAKA Growth Fund
Schedule of Investments - November 30, 2000 - continued

Common Stocks - continued                                            Shares                        Value

Prepackaged Software - 4.7%
Brio Technology, Inc. (a)                                               2,350                    $ 9,694
Business Objects S.A. (a) (c)                                           3,140                    194,288
                                                                                           -----------------
                                                                                                 203,982
                                                                                           -----------------
Radio & TV Broadcasting & Communications Equipment - 5.3%
QUALCOMM, Inc.  (a)                                                     2,862                    229,675
                                                                                           -----------------
Radio Telephone Communications - 4.5%
NEXTEL Communications, Inc. - Class A  (a)                              6,235                    193,285
                                                                                           -----------------
Search, Detection, Navigation, Guidance Systems - 0.1%
FLIR Systems, Inc. (a)                                                    675                      2,426
                                                                                           -----------------
Security Brokers, Dealers & Flotation Companies - 2.9%
MFC Bancorp Ltd. (a)                                                   15,850                    123,828
                                                                                           -----------------
Semiconductors & Related Devices - 15.4%
Intel Corp.                                                             8,400                    319,725
Three-Five Systems, Inc. (a)                                           12,580                    347,522
                                                                                           -----------------
                                                                                                 667,247
                                                                                           -----------------
Special Industry Machinery Manufacturing - 11.4%
ASM Lithography Holdings N.V. (a) (c)                                  10,245                    209,382
Novellus Systems, Inc. (a)                                             10,885                    282,330
                                                                                           -----------------
                                                                                                 491,712
                                                                                           -----------------
Telephone & Telegraph Apparatus - 8.8%
ADC Telecommunications, Inc. (a)                                        9,855                    198,948
Ditech Communications Corp. (a)                                         8,740                    137,109
Research in Motion Ltd. (a)                                               675                     43,875
                                                                                           -----------------
                                                                                                 379,932
                                                                                           -----------------
Telephone Communications (No Radio Telephone) - 1.8%
Nortel Networks Corp.                                                   2,125                     80,219
                                                                                           -----------------
TOTAL  COMMON  STOCKS  (Cost $4,236,362)                                                       4,031,824
                                                                                           -----------------

                                                                  Principal
                                                                    Amount                        Value
Money Market Securities - 3.0%
Firstar Treasury Fund, 5.29% (b) (Cost $129,167)                    129,167                     129,167
                                                                                           -----------------

TOTAL INVESTMENTS - 96.2% (Cost $4,365,529)                                                    4,160,991
                                                                                           -----------------
Other assets less liabilities - 3.8%                                                             165,386
                                                                                           -----------------
TOTAL NET ASSETS - 100.0%                                                                    $ 4,326,377
                                                                                           =================
(a) Non-income producing
(b)  Variable  rate  security;  the  coupon  rate shown  represents  the rate at November 30, 2000.
(c) American Depositary Receipt

Tanaka Growth Fund                                                                     November 30, 2000
Statement of Assets & Liabilities

Assets
Investment in securities (cost $4,365,529)                                                      $ 4,160,991
Cash                                                                                                188,433
Receivable for securities sold                                                                       68,149
Dividends receivable                                                                                  1,234
Interest receivable                                                                                      81
Receivable from Advisor for reimbursable expenses                                                     4,540
                                                                                     -----------------------
   Total assets                                                                                   4,423,428

Liabilities
Accrued investment advisory fee payable                                                               3,683
Payable for securities purchased                                                                     68,055
Accrued expenses                                                                                     25,313
                                                                                     -----------------------
   Total liabilities                                                                                 97,051
                                                                                     -----------------------
Net Assets                                                                                      $ 4,326,377
                                                                                     =======================
Net Assets consist of:
Paid in capital                                                                                 $ 4,530,915
Net unrealized appreciation (depreciation) on investments                                          (204,538)
                                                                                     -----------------------
Net Assets                                                                                      $ 4,326,377
                                                                                     =======================
Net Asset Value

Class A:
Net Assets
Net asset value per share ($261,931 / 18,218)                                                       $ 14.38
                                                                                     =======================
Offering price per share ($14.38 / 95.5%)                                                           $ 15.06
                                                                                     =======================
Minimum redemption price per share ($14.38 x 99%)                                                   $ 14.24
                                                                                     =======================
Class B:
Net Assets
Net asset value and offering price per share ($462,268 / 32,397)                                    $ 14.27
                                                                                     =======================
Minimum redemption price per share ($14.27 x .95%)                                                  $ 13.56
                                                                                     =======================
Class R:
Net Assets
Net asset value, offering and redemption price per share ($3,602,178 / 250,527)                     $ 14.38
                                                                                     =======================
See accompanying notes which are an integral part of the financial statements.


Tanaka Growth Fund
Statement of Operations
for the year ended November 30, 2000

Investment Income
Dividend income                                                                                    $ 4,275
Interest income                                                                                      6,609
                                                                                            ---------------
Total Income                                                                                        10,884

Expenses
Investment advisory fee                                                                             28,349
Administration fees                                                                                 30,000
Transfer agent fees                                                                                 29,470
Fund accounting fees                                                                                22,700
Legal fees                                                                                          38,623
Audit fees                                                                                          10,000
Custodian fees                                                                                       5,195
Pricing and out of pocket expenses                                                                   5,992
Registration fees                                                                                    4,565
Shareholder reports                                                                                    572
                                                                                            ---------------
Total expenses before reimbursement                                                                175,466
Reimbursed expenses                                                                               (125,784)
                                                                                            ---------------
Total operating expenses                                                                            49,682
                                                                                          ---------------
Net Investment Income (Loss)                                                                       (38,798)
                                                                                            ---------------
Realized & Unrealized Gain (Loss)
Net realized gain (loss) on investment securities                                                   11,052
Change in net unrealized appreciation (depreciation)
   on investment securities                                                                       (435,001)
                                                                                            ---------------
Net realized and unrealized gain (loss) on investment securities                                  (423,949)
                                                                                            ---------------
Net increase (decrease) in net assets resulting from operations                                 $ (462,747)
                                                                                            ===============

See accompanying notes which are an integral part of the financial statements.

Tanaka Growth Fund
Statement of Changes in Net Assets

                                                                                        For the period
                                                                        For the          December 30,
                                                                       year ended       1998 to November
Increase (Decrease) in Net Assets                                    November 30, 2000   30, 1999 (a)
                                                                     ----------------------------------
Operations
   Net investment income (loss)                                           $ (38,798)          $ (4,933)
   Net realized gain (loss) on investment securities                         11,052              4,664
   Change in net unrealized appreciation (depreciation)                    (435,001)           230,463
                                                                     ---------------    ---------------
   Net increase (decrease) in net assets resulting from operations         (462,747)           230,194
                                                                     ---------------    ---------------
Share Transactions - Class A
   Net proceeds from sale of shares                                         298,585                  0
   Shares redeemed                                                                0                  0
                                                                     ---------------    ---------------
                                                                            298,585                  0
Share Transactions - Class B
   Net proceeds from sale of shares                                         539,800                  0
   Shares redeemed                                                                0                  0
                                                                     ---------------    ---------------
                                                                            539,800                  0
Share Transactions - Class R
   Net proceeds from sale of shares                                       2,616,982          1,275,976
   Shares redeemed                                                         (161,146)           (11,267)
                                                                     ---------------    ---------------
                                                                          2,455,836          1,264,709
Net increase in net assets resulting
   from share transactions                                                3,294,221          1,264,709
                                                                     ---------------    ---------------
   Total increase in net assets                                           2,831,474          1,494,903
                                                                     ---------------    ---------------
Net Assets
   Beginning of period                                                    1,494,903                  0
                                                                     ---------------    ---------------
   End of period                                                        $ 4,326,377        $ 1,494,903
                                                                     ===============    ===============
Capital Share Transactions:
Class A
Shares sold                                                                  18,218                  0
Shares repurchased                                                                0                  0
                                                                     ---------------    ---------------
Net increase (decrease) from
  capital transactions                                                       18,218                  0
                                                                     ===============    ===============
Class B
Shares sold                                                                  32,397                  0
Shares repurchased                                                                0                  0
                                                                     ---------------    ---------------
Net increase (decrease) from
  capital transactions                                                       32,397                  0
                                                                     ===============    ===============
Class R
Shares sold                                                                 144,832            115,607
Shares repurchased                                                           (8,884)            (1,028)
                                                                     ---------------    ---------------
Net increase (decrease) from
  capital transactions                                                      135,948            114,579
                                                                     ===============    ===============
(a) Commencement of operations.

See accompanying notes which are an integral part of the financial statements.

TANAKA Growth Fund - Class A
Financial   Highlights  for  the  period  November  9,  2000   (Commencement  of
operations) through November 30, 2000

Selected Per Share Data
Net asset value, beginning of period                            $ 17.46
                                                   ---------------------
Income from investment operations
   Net investment income (loss)                                   (0.01)
   Net realized and unrealized gain (loss)                        (3.07)
                                                   ---------------------
                                                   ---------------------
Total from investment operations                                  (3.08)
                                                   ---------------------
Less Distributions:
From net investment income                                         0.00
From realized capital gains                                        0.00
                                                   ---------------------
                                                   ---------------------
Total distributions                                                0.00
                                                   ---------------------

Net asset value, end of period                                  $ 14.38
                                                   =====================

Total Return (b)                                                 (17.64)%

Ratios and Supplemental Data
Net assets, end of period (000)                                    $262
Ratio of expenses to average net assets                           1.00%  (a)
Ratio of expenses to average net assets
   before reimbursement                                           1.00%  (a)
Ratio of net investment income (loss) to
   average net assets                                             (0.73)%(a)
Ratio of net investment income (loss) to
   average net assets before reimbursement                        (0.73)%(a)
Portfolio turnover rate                                          21.86%  (a)

(a)  Annualized
(b) For period of less than a full year, total return is not annualized.

See accompanying notes which are an integral part of the financial statements.

TANAKA Growth  Fund - Class B
Financial  Highlights  for the period  December  31, 1999
(Commencement of operations) through November 30, 2000

Selected Per Share Data
Net asset value, beginning of period                            $ 16.03
                                                   ---------------------
Income from investment operations
   Net investment income (loss)                                   (0.30)
   Net realized and unrealized gain (loss)                        (1.46)
                                                   ---------------------
Total from investment operations                                  (1.76)
                                                   ---------------------
Less Distributions:
From net investment income                                         0.00
From realized capital gains                                        0.00
                                                   ---------------------
Total distributions                                                0.00
                                                   ---------------------

Net asset value, end of period                                  $ 14.27
                                                   =====================

Total Return (b)                                                 (10.98)%

Ratios and Supplemental Data
Net assets, end of period (000)                                    $462
Ratio of expenses to average net assets                           2.50%  (a)
Ratio of expenses to average net assets
   before reimbursement                                           7.94%  (a)
Ratio of net investment income (loss) to
   average net assets                                             (2.08)%(a)
Ratio of net investment income (loss) to
   average net assets before reimbursement                        (7.51)%(a)
Portfolio turnover rate                                          21.86%  (a)

(a)  Annualized
(b)  For period of less than a full year, total return is not annualized.

See accompanying notes which are an integral part of the financial statements.

TANAKA Growth Fund - Class R
Financial Highlights

                                                         For the                    For the
                                                        year ended            period December 30,
                                                       November 30,             1998 to November
                                                           2000                   30, 1999 (c)
                                                   ---------------------      ---------------------
Selected Per Share Data
Net asset value, beginning of period                            $ 13.05                    $ 10.00
                                                   ---------------------      ---------------------
Income from investment operations
   Net investment income (loss)                                   (0.24)                     (0.08)
   Net realized and unrealized gain (loss)                         1.57                       3.13
                                                    ---------------------      ---------------------
Total from investment operations                                   1.33                       3.05
                                                   ---------------------      ---------------------
Less Distributions:
From net investment income                                         0.00                       0.00
From realized capital gains                                        0.00                       0.00
                                                   ---------------------      ---------------------
Total distributions                                                0.00                       0.00
                                                   ---------------------      ---------------------

Net asset value, end of period                                  $ 14.38                    $ 13.05
                                                   =====================      =====================

Total Return (b)                                                 10.19%                     30.50%

Ratios and Supplemental Data
Net assets, end of period (000)                                  $3,602                     $1,495
Ratio of expenses to average net assets                           1.75%  (a)                 1.75%  (a)
Ratio of expenses to average net assets
   before reimbursement                                           6.20%  (a)                13.89%  (a)
Ratio of net investment income (loss) to
   average net assets                                           (1.37)%  (a)               (0.80)%  (a)
Ratio of net investment income (loss) to
   average net assets before reimbursement                      (5.81)%  (a)              (12.94)%  (a)
Portfolio turnover rate                                          21.86%  (a)                53.45%  (a)

(a)  Annualized
(b)  For periods of less than a full year, total return is not annualized.
(c)  Commencement of operations.
See accompanying notes which are an integral part of the financial statements.

                               TANAKA Growth Fund
                          Notes to Financial Statements
                                November 30, 2000


NOTE 1.  ORGANIZATION

     TANAKA Growth Fund (the "Fund") was organized as a series of TANAKA Funds, Inc., a Maryland corporation (the "Company") on November 5, 1997; the Fund commenced operations on December 30, 1998. The Fund is registered under the Investment Company Act of 1940, as amended, as a non-diversified open-end management investment company. The Fund's investment objective is to provide growth of capital. The Board of Directors (the "Board") have authorized that shares of the Fund may be offered in three classes: Class A, Class B and Class
R. Each Class is subject to different expenses and a different sales charge structure.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

     In valuing the Fund's assets, portfolio securities, including American Depositary Receipts ("ADRs") and American Depositary Shares ("ADSs"), which are traded on the New York Stock Exchange (the "Exchange"), will be valued at the last sale price prior to the close of regular trading on the Exchange, unless there are indications of substantially different valuations. Lacking any sales, the security will be valued at the last bid price prior to the close of regular trading on the Exchange. ADRs and ADSs for which such a value cannot be readily determined on any day will be valued at the closing price of the underlying security adjusted for the exchange rate. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated in accordance with procedures approved by the Board of Directors of the Fund as the primary market. Securities will be valued using quotations on the Exchange and lacking any sales, securities will be valued at the last reported bid price prior to the Fund's valuation time, unless the Fund is aware of a material change in the value prior to the time it values its securities.

     Unlisted securities which are quoted on the National Market System of the National Association of Securities Dealers, Inc. (the "NASD"), for which there have been sales of such securities, shall be valued at the last sale price reported on such system. If there are no such sales, the value shall be the high or "inside" bid, which is the bid supplied by the NASD on its NASDAQ Screen for such securities in the over-the-counter market. The value of such securities quoted on the NASDAQ System, but not listed on the NASD's National Market System, shall be valued at the high or "inside" bid. Unlisted securities which are not quoted on the NASDAQ System and for which the over-the-counter market

                               TANAKA Growth Fund
                          Notes to Financial Statements
                          November 30, 2000 - continued

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES - continued

quotations are readily available will be valued at the current bid prices for such securities in the over-the-counter market. Other unlisted securities (and listed securities subject to restriction on sale) may be valued at their fair value as determined in good faith by the Board of Directors.

     The value of a security traded or dealt in upon an exchange may be valued at what the Company's pricing agent determines is fair market value on the basis of all available information, including the last determined value, if there was no sale on a given day and the pricing agent determines that the last bid does not represent the value of the security, or if such information is not available. For example, the pricing agent may determine that the price of a security listed on a foreign stock exchange that was fixed by reason of a limit on the daily price change does not represent the fair market value of the security. Similarly, the value of a security not traded or dealt in upon an exchange may be valued at what the pricing agent determines is fair market value if the pricing agent determines that the last sale does not represent the value of the security, provided that such amount is not higher than the current bid price.

     Notwithstanding the foregoing, money market investments with a remaining maturity of less than 60 days shall be valued by the amortized cost method described below; debt securities are valued by appraising them at prices supplied by a pricing agent approved by the Fund, which prices may reflect broker-dealer supplied valuations and electronic data processing techniques and are representative of market values at the close of the Exchange.

     The value of an illiquid security which is subject to legal or contractual delays in or restrictions on resale by the Fund shall be the fair value thereof as determined in accordance with procedures established by the Fund's Board, on the basis of such relevant factors as the following: the cost of such security to the Fund, the market price of unrestricted securities of the same class at the time of purchase and subsequent changes in such market price, potential expiration or release of the restrictions affecting such security, the existence of any registration rights, the fact that the Fund may have to bear part or all of the expense of registering such security, and any potential sale of such security to another investor. The value of other property owned by the Fund shall be determined in a manner, which, in the discretion of the pricing agent of the Fund, most fairly reflects fair market value of the property on such date.

     U.S. Treasury bills, and other short-term obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, with original or remaining maturities in excess of 60 days are valued at the mean of representative quoted bid and asked prices for such securities or, if such prices are not available, are valued at the mean of representative quoted bid and asked prices for securities of comparable maturity, quality and type.
Short-term securities, with 60 days or less to maturity, are amortized to maturity based on

                               TANAKA Growth Fund
                          Notes to Financial Statements
                          November 30, 2000 - continued

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES - continued

their cost if acquired within 60 days of maturity or, if already held, on the 60th day prior to maturity, based on the value determined on the 61st day prior to maturity.

Federal Income Taxes- The Fund intends to qualify each year as a "regulated investment company" under the Internal Revenue Code of 1986, as amended. By so qualifying, the Fund will not be subject to federal income taxes to the extent that it distributes substantially all of its net investment income and any realized capital gains.

Dividends and Distributions- The Fund intends to comply with federal tax rules regarding distribution of substantially all of its net investment income and capital gains. These rules may cause multiple distributions during the course of the year.

Other- The Fund follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities. Generally accepted accounting principles require that permanent financial reporting tax differences relating to shareholder distributions be reclassified to paid in capital and realized gains.

NOTE 3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

     The Fund retains Tanaka Capital Management, Inc. (the "Advisor") to manage the Fund's investments. The Advisor was organized as a Delaware corporation in 1986. Graham Y. Tanaka, portfolio manager and President of the Advisor, is primarily responsible for the day-to-day management of the Fund's portfolio. Certain officers of the Advisor are trustees and shareholders of the Fund.

     Under the terms of the management agreement, (the "Agreement"), the Advisor manages the Fund's investments subject to approval of the Board. As compensation for its management services, the Fund is obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 1.00% of the average daily net assets of the Fund. For the year ended November 30, 2000, the Advisor received a fee of $28,349 from the Fund. The Advisor has contractually agreed to limit the total expenses of the Fund (excluding brokerage fees and commissions, borrowing costs (such as (a) interest and (b) dividends on securities sold short), taxes and extraordinary expenses) to an annual rate of 2.50% of the average net assets of the Fund attributable to Class B shares, and 1.75% of the average net assets of the Fund attributable to Class A and Class

                               TANAKA Growth Fund
                          Notes to Financial Statements
                          November 30, 2000 - continued

NOTE 3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - continued

R shares until April 1, 2001. For the year ended November 30, 2000, the Advisor R reimbursed expenses of $125,784.

     The Fund has adopted a plan, pursuant to Rule 12b-1 under the Investment Company Act of 1940 for each class of shares authorized. For the year ended November 30, 2000 there were no 12b-1 expenses paid by the Fund.

     Effective October 12, 2000, AmeriPrime Financial Services, Inc. and Unified Fund Services, Inc., both wholly owned subsidiaries of Unified Financial Services, Inc., merged with one another. Prior to the merger AmeriPrime Financial Services, Inc. served as Administrator to the Fund. The result of this merger is now Unified Fund Services, Inc., still a wholly owned subsidiary of Unified Financial Services, Inc.

     The Fund retains Unified Fund Services, Inc. ("Unified") to manage the Fund's business affairs and provide the Fund with administrative services, including all regulatory reporting and necessary office equipment and personnel. Unified receives a monthly fee from the Fund equal to an annual rate of 0.10% of the Fund's assets under $50 million, 0.075% of the Fund's assets from $50 million to $100 million, and 0.050% of the Fund's assets over $100 million (subject to a minimum fee of $2,500 per month). For the year ended November 30, 2000 Unified received fees of $30,000 from the Fund for administrative services provided to the Fund.

     The Fund retains Unified to act as the Fund's transfer agent and fund accountant. For its services as transfer agent, Unified receives a monthly fee from the Fund of $1.30 per shareholder (subject to a minimum monthly fee of $1,250 per class of shares). For the year ended November 30, 2000, Unified received fees of $29,470 from the Fund for transfer agent services provided to the Fund. For its services as fund accountant, Unified receives an annual fee from the Fund equal to 0.050% of the Fund's assets up to $100 million, and 0.040% of the Fund's assets from $100 million to $300 million, and 0.030% of the Fund's assets over $300 million (subject to minimum fees of $1,750 per month). For the year ended November 30, 2000, Unified received fees of $22,700 from the Fund for fund accounting services provided to the Fund.

     The Fund retains AmeriPrime Financial Securities, Inc. ("the Distributor"), a wholly owned subsidiary of Unified Financial Services, Inc., to act as the principal distributor of the Fund's shares.

Certain officers of Unified are officers of the Fund.

                               TANAKA Growth Fund
                          Notes to Financial Statements
                          November 30, 2000 - continued

NOTE 4.  INVESTMENTS

     For the year ended November 30, 2000, purchases and sales of investment securities, other than short-term investments, aggregated $3,780,087 and $588,743, respectively. As of November 30, 2000, the gross unrealized appreciation for all securities totaled $434,256 and the gross unrealized depreciation for all securities totaled $638,794 for a net unrealized depreciation of $204,538. The aggregate cost of securities for federal income tax purposes at November 30, 2000 was $4,365,529.

NOTE 5.  CAPITAL SHARES

     The Company is authorized to issue up to 250,000,000 shares of common stock, par value $0.01 per share, of which it currently has allocated
150,000,000 shares to the Fund. Paid in Capital at November 30, 2000 was $4,530,915.

NOTE 6. ESTIMATES

     Preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


NOTE 7. RELATED PARTY TRANSACTIONS

     The Advisor is not a registered broker-dealer of securities and thus does not receive commissions on trades made on behalf of the Fund. The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates a presumption of control of the Fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of November 30, 2000, Parker Hunter, Inc. owned in aggregate 25.53% of the Fund's Class A shares and 51.43% of the Fund's Class B shares.

NOTE 8.  SUBSEQUENT EVENTS

     Effective December 31, 2000, AmeriPrime Financial Securities, Inc. sold substantially all of its assets to Unified Financial Securities, Inc. Both companies are wholly owned subsidiaries of Unified Financial Services, Inc. Effective as of the same date, the Fund retained Unified Financial Securities, Inc. to act as the principal distributor of its shares.

INDEPENDENT AUDITOR'S REPORT



To The Shareholders and
Board of Trustees
TANAKA Growth Fund

We have audited the accompanying statement of assets and liabilities of the TANAKA Growth Fund, including the schedule of portfolio investments as of November 30, 2000, and the related statement of operations for the year then ended, statement of changes in net assets for the two years in the period then ended, and financial highlights for each of the periods indicated. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments and cash held as of November 30, 2000 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the TANAKA Growth Fund as of November 30, 2000, the results of its operations, the changes in its net assets, and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles.




McCurdy & Associates CPA's, Inc.
Westlake, Ohio  44145
December 21, 2000